UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 29, 2015

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Company’s Annual Meeting of Stockholders held on May 29, 2015, security holders voted to approve the adoption of the Company’s Amended and Restated Certificate of Incorporation to clarify and update the provisions related to restrictions on the transfer of the Company’s Class B Common Stock. The foregoing description is qualified in its entirety by the Amended and Restated Certificate of Incorporation, a copy of which, as filed with the Secretary of State of the State of Delaware on June 2, 2015, is filed herewith as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on May 29, 2015, there were four items subject to a vote of security holders: (1) the election of eight members of the Board of Directors of the Company; (2) the ratification of the selection of KMPG LLP as the Company’s independent auditor; (3) the approval, by non-binding vote, of executive compensation and (4) the approval of the adoption of the Company’s Amended and Restated Certificate of Incorporation to clarify and update the provisions related to restrictions on the transfer of Class B Common Stock.

1. In the vote for the election of eight members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Joseph G. Morone	24,884,749	32,328,440	1,561,250	0	586,808	0
Christine L. Standish	15,751,086	32,328,440	10,694,913	0	586,808	0
Erland E. Kailbourne	25,292,035	32,328,440	1,153,964	0	586,808	0
John C. Standish	15,440,975	32,328,440	11,005,024	0	586,808	0
John R. Scannell	25,907,469	32,328,440	538,530	0	586,808	0
Katharine L. Plourde	26,052,838	32,328,440	393,161	0	586,808	0
John F. Cassidy, Jr.	25,886,609	32,328,440	559,390	0	586,808	0
Edgar G. Hotard	26,051,164	32,328,440	394,835	0	586,808	0

2. In the vote for the ratification of the selection of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
59,348,177	8,423	4,647	0

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
58,276,756	452,537	45,146	586,808

4. In the vote to approve the adoption of the Amended and Restated Certificate of Incorporation to clarify and update the provisions related to restrictions on the transfer of Class B Common Stock, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

	For	Against	Abstain	Broker Non-Votes
Holders of Shares of Class A Common Stock and Holders of Shares of Class B Common Stock Voting Together as a Single Class	52,410,302	6,348,237	15,900	586,808
Holders of Shares of Class B Common Stock Voting as a Separate Class	32,328,440	0	0	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description

3.1 Amended and Restated Certificate of Incorporation of Albany International Corp.

4.1 Article IV of the Amended and Restated Certificate of Incorporation of Albany International Corp. (see Exhibit 3.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	May 29, 2015